Exhibit 10.14
EXECUTION COPY
AMENDMENT NO. 2
Dated as of January 31, 2007
to
CREDIT AGREEMENT
Dated as of July 1, 2005
     THIS AMENDMENT NO. 2 (“Amendment”) is made as of January 31, 2007 (the “Effective Date”) by and among eFunds Corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”), under that certain Credit Agreement dated as of July 1, 2005 by and among the Borrower, the Lenders and the Agent (as amended, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
     WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement;
     WHEREAS, certain existing Lenders (the “Departing Lenders”) identified on the signature pages hereof as Departing Lenders have decided to cease acting as Lenders and certain financial institutions have agreed to enter into the Credit Agreement as new Lenders;
     WHEREAS, the Borrower, the Lenders party hereto and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent hereby agree to the following amendments to the Credit Agreement.
     1. Amendments to Credit Agreement. Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
     (a) The Commitments of the Lenders are amended and restated as set forth on

Annex I hereto. Any new Lender signatory hereto which was not party to the Credit Agreement prior to the date hereof (each such Lender, a “New Lender”) shall be deemed to be a Lender for all purposes under the Credit Agreement and each Departing Lender shall cease to be a Lender for all purposes under the Credit Agreement. The Borrower hereby agrees to compensate each Lender (including each Departing Lender) for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in Section 2(a) below, in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.
     (b) The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is amended to (i) delete the reference to “Pricing Level IV” appearing in clause (i) thereof and substitute “Pricing Level V” in lieu thereof and (ii) delete the pricing grid appearing therein and substitute the following pricing grid in lieu thereof:

	Leverage		ABR	Eurodollar
Pricing Level:	Ratio:	Commitment Fee:	Spread:	Spread:
Level I	≤0.75x	0.100%	0%	0.500%

Level II	>0.75x but	0.125%	0%	0.625%
	≤1.25x

Level III	>1.25x but	0.150%	0%	0.750%
	≤1.75x

Level IV	>1.75 but ≤ 2.25	0.200%	0%	0.875%

Level V	>2.25x	0.250%	0%	1.000%
     (c) The definition of “Excluded Restricted Payments” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “announced by the Borrower on February 23, 2005” and substitute in lieu thereof the phrase “commenced by the Borrower in 2007”.
     (d) The definition of “Indian Bank Guarantees” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “in an approximate Dollar Amount (calculated at the time of issuance thereof) of $48,000,000” appearing therein.
     (e) The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is amended to delete the references to “July 1, 2010” appearing therein and substitute “January 31, 2012” in lieu thereof.
     (f) The definition of “Permitted Acquisition Amount” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “(as so described)” and substitute in lieu thereof the phrase “described in clause (3) of the definition of “Permitted Acquisitions”.
     (g) Section 3.04 of the Credit Agreement is amended to delete the dates “December 31, 2004” and “March 31, 2005” appearing therein and substitute in lieu thereof, respectively, the dates “December 31, 2005” and “September 30, 2006”.

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     (h) Section 6.01(e) of the Credit Agreement is amended to delete the reference to “$15,000,000” appearing therein and substitute “$25,000,000” in lieu thereof.

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     2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Agent and the Lenders shall have administered the reallocation of the aggregate Revolving Credit Exposures among the Lenders such that after giving effect to the amendments to the Commitments pursuant hereto, each Lender’s Applicable Percentage of the aggregate Revolving Credit Exposures is equal to such Lender’s Applicable Percentage of the total Commitments, and (b) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, each of the Lenders (including each Departing Lender and each New Lender) and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (ii) for the account of each Lender (other than a Departing Lender), an upfront fee in an amount equal to 0.025% of such Lender’s Commitment (after giving effect to the Amendment), (iii) payment and/or reimbursement of the Agent’s reasonable fees and expenses (including, to the extent invoiced, fees and expenses of counsel for the Agent) in connection with this Amendment and (iv) an opinion of counsel in form and substance reasonably acceptable to the Agent and such other instruments and documents as are reasonably requested by the Agent.
     3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
     (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct.
     4. Reference to and Effect on the Credit Agreement.
     (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
     (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
     5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (including, without limitation, 735 ILCS Section 105/5-1 et seq, but otherwise without regard to the conflict of law provisions) of the State of Illinois, but giving effect to federal laws applicable to national banks.

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     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

eFUNDS CORPORATION,
as the Borrower

By: /s/ George W. Gresham
Name: George W. Gresham
Title: Chief Financial Officer
Signature Page to Amendment No. 2
eFunds Corporation
Credit Agreement dated as of July 1, 2005

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrative Agent, as Issuing Bank and as a Lender

By: /s/ Steven J. Krakowski
Name: Steven J. Krakowski
Title: Senior Vice President
Signature Page to Amendment No. 2
eFunds Corporation
Credit Agreement dated as of July 1, 2005

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ David R. Barney
Name: David R. Barney
Title: Senior Vice President
Signature Page to Amendment No. 2
eFunds Corporation
Credit Agreement dated as of July 1, 2005

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Michael J. Giese
Name: Michael J. Giese
Title: Senior Vice President
Signature Page to Amendment No. 2
eFunds Corporation
Credit Agreement dated as of July 1, 2005

SUNTRUST BANK,
as a Lender

By: /s/ Timothy M. O’Leary
Name: Timothy M. O’Leary
Title: Director
Signature Page to Amendment No. 2
eFunds Corporation
Credit Agreement dated as of July 1, 2005

COMERICA WEST INCORPORATED,
as a Lender

By: /s/ Fatima Arshad
Name: Fatime Arshad
Title: Corporate Banking Officer
Signature Page to Amendment No. 2
eFunds Corporation
Credit Agreement dated as of July 1, 2005

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as
a New Lender

By: /s/ Douglas M. Barnell
Name: Douglas M. Barnell
Title: Manager
Signature Page to Amendment No. 2
eFunds Corporation
Credit Agreement dated as of July 1, 2005

KEYBANK, NATIONAL ASSOCIATION,
as a Departing Lender

By: /s/ David A. Wild
Name: David A. Wild
Title: Vice President
Signature Page to Amendment No. 2
eFunds Corporation
Credit Agreement dated as of July 1, 2005

NATIONAL BANK OF ARIZONA,
as a Departing Lender

By: /s/ Jeffrey D. Anderson
Name: Jeffrey D. Anderson
Title: Vice President
Signature Page to Amendment No. 2
eFunds Corporation
Credit Agreement dated as of July 1, 2005

ANNEX I
COMMITMENTS

LENDER	COMMITMENT
JPMorgan Chase Bank, National Association	$36,000,000
Bank of America, N.A.	$30,000,000
Wells Fargo Bank, National Association	$30,000,000
SunTrust Bank	$21,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$20,000,000
Comerica West Incorporated	$12,500,000
AGGREGATE COMMITMENTS	$150,000,000

CONSENT AND REAFFIRMATION
     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Credit Agreement dated as of July 1, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among eFunds Corporation (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, in its individual capacity as a Lender and in its capacity as contractual representative (the “Agent”), which Amendment No. 2 is dated as of January 31, 2007 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of this 31st day of January, 2007.

DEPOSIT PAYMENT PROTECTION SERVICES, INC.

By: /s/ George W. Gresham
Name: George W. Gresham
Title: Treasurer

CHEX SYSTEMS, INC.

By: /s/ George W. Gresham
Name: George W. Gresham
Title: Treasurer

CLEARCOMMERCE CORPORATION

By: /s/ George W. Gresham
Name: George W. Gresham
Title: Chief Financial Officer

eFUNDS IT SOLUTIONS GROUP, INC.

By: /s/ George W. Gresham
Name: George W. Gresham
Title: Chief Financial Officer

eFUNDS GLOBAL HOLDINGS CORPORATION

By: /s/ George W. Gresham
Name: George W. Gresham
Title: Chief Financial Officer

PENLEY, INC.

By: /s/ George W. Gresham
Name: George W. Gresham
Title: Chief Financial Officer

WILDCARD SYSTEMS, INC.

By: /s/ George W. Gresham
Name: George W. Gresham
Title: Chief Financial Officer
Signature Page to Consent and Reaffirmation